Exhibit 21(a)

                        Subsidiaries of the Registrant.*

                                                                 Jurisdiction of
Name of Company                                                   Organization
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The Southern Company                                                 Delaware
         Southern Company Capital Trust I                            Delaware
         Southern Company Capital Trust II                           Delaware
         Southern Company Capital Trust VI                           Delaware
         Southern Company Capital Trust VII                          Delaware
         Southern Company Capital Trust VIII                         Delaware
         Southern Company Capital Trust IX                           Delaware
         Southern Company Holdings, Inc.                             Delaware
Alabama Power Company                                                Alabama
         Alabama Power Capital Trust IV                              Delaware
         Alabama Power Capital Trust V                               Delaware
         Alabama Power Capital Trust VI                              Delaware
         Alabama Power Capital Trust VII                             Delaware
         Alabama Power Capital Trust VIII                            Delaware
         Alabama Property Company                                    Alabama
         Southern Electric Generating Company                        Alabama
Georgia Power Company                                                Georgia
         Georgia Power Capital Trust IV                              Delaware
         Georgia Power Capital Trust V                               Delaware
         Georgia Power Capital Trust VI                              Delaware
         Georgia Power Capital Trust VII                             Delaware
         Georgia Power Capital Trust VIII                            Delaware
         Georgia Power Capital Trust IX                              Delaware
         Georgia Power Capital Trust X                               Delaware
         Piedmont-Forrest Corporation                                Georgia
         Southern Electric Generating Company                        Alabama
Gulf Power Company                                                   Maine
         Gulf Power Capital Trust III                                Delaware
         Gulf Power Capital Trust IV                                 Delaware
         Gulf Power Capital Trust V                                  Delaware
         Gulf Power Capital Trust VI                                 Delaware
Mississippi Power Company                                            Mississippi
         Mississippi Power Capital Trust II                          Delaware
         Mississippi Power Capital Trust III                         Delaware
         Mississippi Power Capital Trust IV                          Delaware
Savannah Electric and Power Company                                  Georgia
         Savannah Electric Capital Trust I                           Delaware
         Savannah Electric Capital Trust II                          Delaware
Southern Power Company                                               Delaware
         Southern Company - Florida LLC                              Delaware

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*This information is as of December 31, 2003. In addition, this list omits certain subsidiaries pursuant to paragraph (b)(21)(ii) of Regulation S-K, Item 601.